UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2019

BANCORP OF NEW JERSEY, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-34089	20-8444387
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

1365 Palisade Ave, Fort Lee, New Jersey 07024

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (201) 944-8600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, no par value	BKJ	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02                                           Results of Operations and Financial Condition

On August 7, 2019, Bancorp of New Jersey, Inc. (the “Company”), the holding company for Bank of New Jersey (the “Bank”), issued a press release reporting its financial results for its second quarter and six months ended June 30, 2019.  A copy of the Company’s press release is attached to this report as Exhibit 99.1 and hereby incorporated by reference.

Information furnished under Item 2.02 and Item 9.01 of this Current Report on Form 8-K, including Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of the Company under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

Item 7.01                                           Regulation FD Disclosure

On August 7, 2019, the Company delivered to its shareholders a letter summarizing its financial performance for the three months and six months ended June 30, 2019. A copy of the letter is attached to this report as Exhibit 99.2 and hereby incorporated by reference herein.

Information furnished under Item 7.01 and Item 9.01 of this Current Report on Form 8-K, including Exhibit 99.2 to this Current Report on Form 8-K, shall not be deemed “filed” for the purposes of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the letter is not intended to constitute a representation that such furnishing is required by Regulation FD or that the transcript includes material investor information that is not otherwise publicly available.

Item 9.01                                           Financial Statements and Exhibits.

The following exhibits are filed with this Form 8-K:

Exhibit No.	Description

99.1	Press release dated August 7, 2019.
99.2	Shareholder Letter dated August 7, 2019.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 7, 2019.
99.2	Shareholder Letter dated August 7, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORP OF NEW JERSEY, INC.

Dated: August 12, 2019	By:	/s/ Nancy E. Graves
		Name:	Nancy E. Graves
		Title:	President and CEO